Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of MetaStat, Inc. (the “Company”) on Form 10-K for the period ended February 28, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas A. Hamilton, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

 (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 29, 2018

/s/ Douglas A. Hamilton
Douglas A. Hamilton President, Chief Executive Officer and Director (Principal Executive and Financial Officer)